UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
May 18, 2023
Date of Report
(Date of earliest event reported)

SYNCHRONY FINANCIAL
(Exact name of registrant as specified in its charter)

Delaware	001-36560	51-0483352
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Long Ridge Road
Stamford,	Connecticut	06902
(Address of principal executive offices)		(Zip Code)
(203) 585-2400
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SYF	New York Stock Exchange
Depositary Shares Each Representing a 1/40th Interest in a Share of 5.625% Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series A	SYFPrA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
a)Synchrony Financial (the “Company”) held its annual meeting of stockholders on May 18, 2023.

b)The stockholders elected all of the directors named in the proxy statement for the coming year; approved our named executives’ compensation in an advisory vote; and ratified the selection of KPMG LLP as our independent registered public accounting firm for 2023. The voting results for each of these proposals are detailed below.

A.      Election of Directors

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Fernando Aguirre	343,936,090	14,234,799	340,842	21,465,069
Paget L. Alves	350,388,188	7,780,782	342,761	21,465,069
Kamila Chytil	357,290,551	880,959	340,221	21,465,069
Arthur W. Coviello, Jr.	357,319,583	847,515	344,633	21,465,069
Brian D. Doubles	357,448,264	716,411	347,056	21,465,069
Roy A. Guthrie	355,625,495	2,231,958	654,278	21,465,069
Jeffrey G. Naylor	346,618,297	8,717,077	3,176,357	21,465,069
Bill Parker	351,978,037	6,192,607	341,087	21,465,069
Laurel J. Richie	335,044,677	23,120,509	346,545	21,465,069
Ellen M. Zane	329,923,776	28,241,260	346,695	21,465,069

B.      Management Proposals

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Advisory Vote to Approve Named Executive Officer Compensation	333,220,046	24,395,025	896,660	21,465,069

Ratification of Selection of KPMG LLP as Independent Registered Public Accounting Firm of the Company for 2023	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
	377,090,693	2,547,021	339,086	N/A

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNCHRONY FINANCIAL

Date: May 23, 2023	By:	/s/ Jonathan Mothner
	Name:	Jonathan Mothner
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Number	Description

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL